                                                                    Exhibit 10.7

                   LETTER OF CREDIT AGREEMENT - NUMBER ONE


THIS LETTER OF CREDIT AGREEMENT, dated March 13, 1997 ("Agreement"), between Outlook Group Corp., a corporation organized and existing under the laws of the State of Wisconsin ("Lessee"), and General Electric Capital Corporation, a New York corporation ("Lessor").

                                  RECITALS:

     WHEREAS, Lessee desires to lease from Lessor certain equipment or other property (collectively, "EQUIPMENT") pursuant to a Master Lease Agreement dated as of March 13, 1997 (said Master Lease Agreement together all present and future schedules thereto, as the same may be from time to time extended, amended, restated or otherwise modified, being hereinafter collectively referred to as the "LEASE"); and

     WHEREAS, Lessor is unwilling to lease the Equipment to Lessee unless and until Lessee provides Lessor with certain additional assurances in the form of a letter of credit as hereinafter described;

     NOW, THEREFORE, in consideration of the above premises and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. Concurrently with the execution of this Agreement, Lessee shall, at its sole cost and expense and as additional security for the prompt payment and performance of all of its obligations (whether now existing or hereafter arising) under the Lease, deliver or cause to be delivered to Lessor an irrevocable standby letter of credit ("LETTER OF CREDIT") which shall be (i) in the amount of TWO HUNDRED FIFTY THOUSAND AND 00/100 US Dollars (US $250,000.00), (ii) issued by a bank which is acceptable to Lessor in its sole discretion, (iii) substantially in the form of Exhibit A attached hereto (or in such other form as may be acceptable to Lessor in its sole discretion), and
(iv) for an initial term of one year with automatic annual renewals thereafter (without amendment except for extension of the then current expiry date by an additional year) until Lessee has received written notice from Lessor to the effect that the Letter of Credit is being released in its entirety. After all of Lessee's obligations under the Lease have been indefeasibly paid and performed in full, Lessor shall, upon the request of Lessee, release the Letter of Credit and provide Lessee with a written notice to that effect. If requested by Lessor, the Letter of

Credit shall, at Lessee's sole cost and expense, be accompanied by an opinion of counsel regarding its due authorization, execution, and enforceability (which opinion shall be in form and substance, and from counsel, acceptable to Lessor in its sole discretion).

     2. Lessee shall be in default under this Agreement and the Lease if for any reason whatsoever: (a) Lessor fails to receive the Letter of Credit in the time and manner required herein; (b) the Letter of Credit is not automatically renewed as required in Section 1 hereof at least thirty (30) days prior to the expiry of such Letter of Credit; (c) Lessor receives any notice to the effect that the Letter of Credit will not be automatically renewed as required herein; or (d) Lessee otherwise breaches any of its obligations hereunder; or (e) Issuer fails to comply with any terms, agreements or conditions of any Letter of Credit. The foregoing events of default are in addition to, not in lieu of, those set forth in the Lease.

     3. Upon the occurrence of any default under this Agreement or the Lease, or upon the filing of any petition by or against Lessee under any bankruptcy, insolvency or similar laws, then in any such event and at any time thereafter Lessor shall have the right, with or without notice to or demand upon Lessee, to draw upon the Letter of Credit, by presenting to the issuer one or more sight drafts and any other necessary documents, and to receive (in a lump sum or in several sums from time to time at the sole discretion of Lessor) and retain an amount not to exceed, in the aggregate, that available under the Letter of Credit.

     4. If Lessor draws on the Letter of Credit, the proceeds received by Lessor therefrom shall be applied: first, towards costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lessor in connection with such draw or in otherwise enforcing its rights and remedies hereunder; second, towards any rent or other sums of any kind then due and unpaid by Debtor under the Lease; and third, at Lessor's option either (i) towards the Stipulated Loss Value calculated as provided in the Lease or (ii) Lessor may hold any such proceeds as additional security (commingled with its own funds and without any need to pay interest or income thereon) for any further obligations Of Lessee under the Lease, including, without limitation, any rent or other sums of any kind that may become due under the Lease and/or the Stipulated Loss Value calculated as provided in the Lease. Once all obligations of Lessee under the Lease have been indefeasibly paid and performed in full, any remaining excess proceeds from the Letter of Credit shall be remitted by Lessor to Lessee. In any event, Lessee shall remain liable for any deficiency under the Lease.

     5. Lessor's rights and remedies under this Agreement (including, without limitation, the right to draw upon the Letter of Credit), the Lease or otherwise are cumulative and may be exercised singularly or concurrently. Neither any failure nor delay on the part of Lessor to draw upon the Letter Credit or to exercise any other rights or remedies shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy howsoever arising. Under no circumstances shall Lessor be deemed or construed to have waived its right to draw upon the Letter of Credit or to exercise any of its other rights or remedies unless such waiver is in writing and executed by a duly authorized representative of Lessor. A waiver of any right or remedy on any one occasion shall not operate as a waiver of such right or remedy on any future occasion or as a waiver of any other right or remedy.

     6. LESSEE AND LESSOR HEREBY UNCONDITIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, THE LETTER OF CREDIT, THE LEASE, ANY DOCUMENTS RELATING HERETO OR THERETO, ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LETTER OF CREDIT, THE LEASE OR ANY DOCUMENTS RELATING HERETO OR THERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

     7. Any notices to be given in connection herewith shall be delivered in the manner contemplated by the Lease. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior understandings (whether written, verbal, implied or otherwise) with respect thereto. None of the terms hereof may be amended, waived or otherwise modified except pursuant to a written instrument duly executed by the party to be charged. Lessor amy assign its rights hereunder at any time, but Lessee may not do so without the prior written consent of Lessor. This Agreement shall be binding upon, and shall inure to the benefit of, Lessor, Lessee, and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, Lessee and Lessor have caused their duly authorized representatives to execute and deliver this Agreement on the year and day first above written.

LESSOR:                                   LESSEE:

GENERAL ELECTRIC CAPITAL                  OUTLOOK GROUP CORP.
CORPORATION

By: /s/ William J. McElroy                By: /s/ Larry E. Driscoll
   -------------------------------           -------------------------------

Name: William J. McElroy                  Name: Larry E. Driscoll
      ----------------------------              ----------------------------

Title: Region Credit Analyst              Title: Vice President
       ---------------------------               ---------------------------

                   LETTER OF CREDIT AGREEMENT - NUMBER TWO


THIS LETTER OF CREDIT AGREEMENT, dated March 13, 1997 ("Agreement"), between Outlook Group Corp., a corporation organized and existing under the laws of the State of Wisconsin ("Lessee"), and General Electric Capital Corporation, a New York corporation ("Lessor").

                                  RECITALS:

     WHEREAS, Lessee desires to lease from Lessor certain equipment or other property (collectively, "EQUIPMENT") pursuant to a Master Lease Agreement dated as of March 13, 1997 (said Master Lease Agreement together all present and future schedules thereto, as the same may be from time to time extended, amended, restated or otherwise modified, being hereinafter collectively referred to as the "LEASE"); and

     WHEREAS, Lessor is unwilling to lease the Equipment to Lessee unless and until Lessee provides Lessor with certain additional assurances in the form of a letter of credit as hereinafter described;

     NOW, THEREFORE, in consideration of the above premises and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. Concurrently with the execution of this Agreement, Lessee shall, at its sole cost and expense and as additional security for the prompt payment and performance of all of its obligations (whether now existing or hereafter arising) under the Lease, deliver or cause to be delivered to Lessor an irrevocable standby letter of credit ("LETTER OF CREDIT") which shall be (i) in the amount of TWO HUNDRED FIFTY THOUSAND AND 00/100 US Dollars (US $250,000.00), (ii) issued by a bank which is acceptable to Lessor in its sole discretion, (iii) substantially in the form of Exhibit A attached hereto (or in such other form as may be acceptable to Lessor in its sole discretion), and
(iv) for an initial term of one year with automatic annual renewals thereafter (without amendment except for extension of the then current expiry date by an additional year) until Lessee has received written notice from Lessor to the effect that the Letter of Credit is being released in its entirety. After all of Lessee's obligations under the Lease have been indefeasibly paid and performed in full, Lessor shall, upon the request of Lessee, release the Letter of Credit and provide Lessee with a written notice to that effect. If requested by Lessor, the Letter of Credit shall, at Lessee's sole cost and expense, be accompanied by an opinion of counsel regarding its due authorization, execution, and enforceability (which opinion shall be in form and substance, and from counsel, acceptable to Lessor in its sole discretion).

     2. Lessee shall be in default under this Agreement and the Lease if for any reason whatsoever: (a) Lessor fails to receive the Letter of Credit in the time and manner required herein; (b) the Letter of Credit is not automatically renewed as required in Section 1 hereof at least thirty (30) days prior to the expiry of such Letter of Credit; (c) Lessor receives any notice to the effect that the Letter of Credit will not be automatically renewed as required herein; or (d) Lessee otherwise breaches any of its obligations hereunder; or (e) Issuer fails to comply with any terms, agreements or conditions of any Letter of Credit. The foregoing events of default are in addition to, not in lieu of, those set forth in the Lease.

     3. Upon the occurrence of any default under this Agreement or the Lease, or upon the filing of any petition by or against Lessee under any bankruptcy, insolvency or similar laws, then in any such event and at any time thereafter Lessor shall have the right, with or without notice to or demand upon Lessee, to draw upon the Letter of Credit, by presenting to the issuer one or more sight drafts and any other necessary documents, and to receive (in a lump sum or in several sums from time to time at the sole discretion of Lessor) and retain an amount not to exceed, in the aggregate, that available under the Letter of Credit.

     4. If Lessor draws on the Letter of Credit, the proceeds received by Lessor therefrom shall be applied: first, towards costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lessor in connection with such draw or in otherwise enforcing its rights and remedies hereunder; second, towards any rent or other sums of any kind then due and unpaid by Debtor under the Lease; and third, at Lessor's option either (i) towards the Stipulated Loss Value calculated as provided in the Lease or (ii) Lessor may hold any such proceeds as additional security (commingled with its own funds and without any need to pay interest or income thereon) for any further obligations Of Lessee under the Lease, including, without limitation, any rent or other sums of any kind that may become due under the Lease and/or the Stipulated Loss Value calculated as provided in the Lease. Once all obligations of Lessee under the Lease have been indefeasibly paid and performed in full, any remaining excess proceeds from the Letter of Credit shall be remitted by Lessor to Lessee. In any event, Lessee shall remain liable for any deficiency under the Lease.

     5. Lessor's rights and remedies under this Agreement (including, without limitation, the right to draw upon the Letter of Credit), the Lease or otherwise are cumulative and may be exercised singularly or concurrently. Neither any failure nor delay on the part of Lessor to draw upon the Letter Credit or to exercise any other rights or remedies shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy howsoever arising. Under no circumstances shall Lessor be deemed or construed to have waived its right to draw upon the Letter of Credit or to exercise any of its other rights or remedies unless such waiver is in writing and executed by a duly authorized representative of Lessor. A waiver of any right or remedy on any one occasion shall not operate as a waiver of such right or remedy on any future occasion or as a waiver of any other right or remedy.

     6. LESSEE AND LESSOR HEREBY UNCONDITIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, THE LETTER OF CREDIT, THE LEASE, ANY DOCUMENTS RELATING HERETO OR THERETO, ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LETTER OF CREDIT, THE LEASE OR ANY DOCUMENTS RELATING HERETO OR THERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

     7. Any notices to be given in connection herewith shall be delivered in the manner contemplated by the Lease. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior understandings (whether written, verbal, implied or otherwise) with respect thereto. None of the terms hereof may be amended, waived or otherwise modified except pursuant to a written instrument duly executed by the party to be charged. Lessor amy assign its rights hereunder at any time, but Lessee may not do so without the prior written consent of Lessor. This Agreement shall be binding upon, and shall inure to the benefit of, Lessor, Lessee, and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, Lessee and Lessor have caused their duly authorized representatives to execute and deliver this Agreement on the year and day first above written.

LESSOR:                                LESSEE:

GENERAL ELECTRIC CAPITAL               OUTLOOK GROUP CORP.
CORPORATION


By: /s/ William J. McElroy             By: /s/ Larry E. Driscoll
   ----------------------------           ---------------------------

Name: William J. McElroy               Name: Larry E. Driscoll
     --------------------------              ------------------------

Title: Region Credit Analyst           Title: Vice President
      -------------------------               -----------------------